SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Company is filing this Amendment to Current Report on Form 8-K solely to include Inline XBRL on the Cover page. No other changes have been made, except to also include Exhibit 104 in Item 9.01 (d).

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2019, Applied Optoelectronics, Inc. (the “Company”) executed a Fourth Amendment to Loan Agreement (which included amendments to the loan's Security Agreement and Schedule DD), a Note Modification Agreement and Addendum to Promissory Note (collectively, the "Fourth Amendment Documents"), with Branch Banking and Trust Company (the “Lender”).

Under the terms of the Fourth Amendment Documents (i) the maximum commitment under the line of credit was reduced from $25,000,000 to $20,000,000; (ii) the maturity date of the line of credit was extended from September 28, 2020 to April 2, 2021; (iii) pricing of the unused line fee was adjusted to 0.30% per annum; and (iv) the Covenant Threshold Amount test created in the Third Amendment was removed and replaced with the requirement that if, at any time during any reporting period and pursuant to the most recent loan base report received by Lender, the principal balance outstanding under the line of credit exceeds the lesser of the approved maximum amount of the line of credit commitment amount or the collateral loan value reduced by the reserves, the Company shall immediately prepay the line of credit to the extent necessary to eliminate such excess.

Such reserves shall, at any time that the fixed charge coverage ratio for the loan is less than 1.5 to 1.0, tested for the period of twelve months ended on the applicable covenant measurement date, equal to an amount equal to seventy-five percent (75%) of the lesser of the line of credit commitment amount or collateral loan value reduced by the sum of (i) the principal balance outstanding under the line of credit, (ii) the letter of credit exposure reserve, and (iii) the availability reserve as determined by Lender from the most recent loan base report and otherwise in the sole discretion of Lender after consideration of collections.

The foregoing description of the Fourth Amendment to Loan Agreement and other Fourth Amendment Documents does not purport to be a complete statement of the parties’ rights and obligations under such documents and is qualified in its entirety by reference to the full text of the Fourth Amendment Documents, dated September 30, 2019, copies of which are attached as Exhibit 10.1 through 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Facility is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1*	Fourth Amendment to Loan Agreement, dated September 30, 2019, between Applied Optoelectronics, Inc. and Branch Banking and Trust Company[1].

10.2*	Note Modification Agreement, dated September 30, 2019, executed by Applied Optoelectronics, Inc.

10.3*	Addendum To Promissory Note, dated September 30, 2019, executed by Applied Optoelectronics, Inc.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

[1]	Portions of this exhibit have been omitted.

* Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2019	APPLIED OPTOELECTRONICS, INC.

By: /s/ David C. Kuo
David C. Kuo
General Counsel and Secretary

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